KINTETSU SHIN-NAMBA BUILDING
                                 LEASE AGREEMENT

                                 LEASE AGREEMENT



One       Name             Kintetsu Shin-Namba Building
          ---------------  -----------------------------------------------------
Building  Location         No.4-38, Minato-machi 1chome, Naniwa-ku, Osaka
                           (Indication  of Dwelling)
          ---------------  -----------------------------------------------------
          Structure/Size   (Above  ground) Steel-frame (CFT) structure
                           (Under ground) Steel-frame Reinforced concrete
                           structure
                           Basement- 1 floor, above ground - 20 stories,tower -
                           2 stories
          ---------------  -----------------------------------------------------
L |Subject|Room leased     Floor | Room Number | Floor Area
-------------------------  -----------------------------------------------------
E |Property| & rented      10   | 10-01    | 806.42m2
-------------------------  -----------------------------------------------------
A | T|  Purpose of use     Office
S | E|  (as per attached
E | R|  draw-ing)
-------------------------  -----------------------------------------------------
& | M|  Term of lease      From  November  1,  2001  to  March  31,  2003
-------------------------  -----------------------------------------------------
R |     Rent               2,561,100  yen  per  month
                           -----------------------------------------------------
E |                        Payment Term: To pay the rent of the following month
N |                        by the 25th day of each  month
-------------------------  -----------------------------------------------------
T |      Deposit  Money    30,733,200  yen
-------------------------  -----------------------------------------------------
                           853,900  yen  per  month
         Management        Payment Term: To pay the management fee of the
         Fee               following month by the 25th day of each month.
-------------------------  -----------------------------------------------------
         Other Terms &
         Conditions        No  special  contract
-------------------------  -----------------------------------------------------


Kintetsu Properties Co., Ltd. (hereinafter referred to as "Party A") and Vsource (Japan) Ltd. (hereinafter referred to as "Party B") shall enter into an agreement as follows regarding the lease/rental of the above lease/rental room (hereinafter referred to as the "Property") within one building first above written (hereinafter referred to as the "Building").

(Lease/Rental)

Article 1 Party A shall lease to Party B and Party B shall rent from Party a the Property.

(Purpose  of  Use)

Article 2 Party B shall use the Property only for the purpose which is first above written or incidental to such purpose and shall not use for any other purpose.

(Term  of  Lease)

Article 3 The term of lease of the Property shall be as per first above written.

          2. In the event that Party A or Party B wishes to terminate this Agreement at the same time as the expiry of this Agreement, Party A or Party B shall give notice to that effect to the other party in writing no later than six months before the expiry date.

          3. Unless Party A or Party B expresses its rejection for renewal in writing to the other party no later than six months before the expiry date, this Agreement shall be renewed under the same terms and conditions for another two years and the same shall apply to the expiry thereafter.

(Rent)
Article 4 The rent for the Property shall be as first above written and Party B shall pay the rent of the following month by the 25th day of each month in the manner designated by Party A.

          2. In the event that the commencement, termination or annulment of this Agreement takes place in the middle of a month, the rent shall be paid by a daily rate based on the number of days in the relevant month and the rate shall be rounded up to the nearest ten yen.

          3. In the event that the rent for the Property apparently becomes inappropriate due to unforeseeable reasons including drastic change in the economic conditions, the rent may be revised after consultation between Party A and Party B.

(Management  Fee)

Article 5 The management fee for the Property shall be as first above written. Party B shall pay the management fee of the following month by the 25th day of each month together with the rent to Party A in the manner designated by Party A. The provision of sub-clause 2 of the preceding article shall apply mutatis mutandis to this clause.


          2. The management fee as provided for in the preceding sub-clause may be revised every year after consultation between Party A and Party B.


(Utility  Charges)

Article 6 All electricity expense and after-hour air conditioning expenses which arise from Party B's usage of the Property shall be borne by Party B and Party B shall pay the amount as demanded by Party A.


(Deposit  Money)

Article 7 Party B shall deposit the deposit money which is first above written with Party A by the date of signing of this Agreement.

          2. The deposit money shall not accrue any interest and Party A shall return the deposit money within one month after this Agreement is terminated and Party B completes any and all of its obligations based on this Agreement as well as delivering up the Property.

          3. In the event that the deposit money deposited with Party A by Party B falls below the amount that is equivalent to ten month's rent following a revision of the rent as provided for in sub-clause 3 of Article 4 hereof, the amount of deposit money shall be altered to that which is equivalent to ten month's rent and Party B shall forthwith make up the deficit.

          4. In the event that Party B fails to fulfill its obligations under this Agreement including the rent and compensation for damage, Party A may apply the deposit money for repayment of obligations without any formalities including notice. In such event, Party B must make up the deficit within one month after the receipt of notice of such application by Party A. Party B cannot claim setting off the rent and other obligations against the deposit money.


          5. Party B may not transfer to any third party or pledge as security the credit related to the deposit money.

(Overdue  Interest)

Article 8 In the event that Party B fails to pay the rent, management fee or utility charges by the prescribed date, Party B must pay an overdue interest at the rate of 14.6 % per annum (calculated daily based on 365 days per year) from the following day of the due date to the date of payment.

(Delivering  Up)

Article 9 Party A shall deliver up the Property to Party B on the date of commencement of the lease.

(Scope  of  Works)

Article 10 Scope of works with regard to the Property shall be in accordance with the schedule of scope of works (hereinafter referred to as "Schedule of Scope"). In the event that Party B wishes to carry out any one of the following acts, Party B shall do so after consulting with Party A in advance and obtain Party A's written approval and any and all expenses (including any damage incurred by a third party) shall be borne by Party B.

               (1) Alteration of the Property or creation, addition, removal and alteration of fixtures or equipment (including plumbing/wiring of electricity, gas and water) or any other alteration of the status of the Property as at the commencement of the lease.

               (2) Installation of or increase in goods or machines which may exceed the weight or electricity capacity which are stated in the Schedule of Scope.

               (3) New installation, removal or alteration of exterior wall sign in and out of the Property or any other alteration of the status of inside and outside of the Property as at the commencement of the lease.

               (4)  To  show  the  company  name  on  the  door of the Property.

               (5) Other than each of the foregoing, any act which may have a significant influence on the assets of Party A.

          2. Party B shall hereby accept in advance that Party A shall from time to time impose conditions which it sees necessary other than each of the followings in obtaining Party A's approval as provided for in the preceding sub-clause.
               (1) Party A or the contractor designated by Party A shall carry out the work for Party A's assets.
               (2) Party B shall bear the tax and public charge which is increased because of the work.
               (3) It is possible to alter the terms and conditions of the lease depending on the nature of the work.


          3. Acts of alteration as provided for in sub-clause 1 shall, in principle, be carried out as work B or C in the Schedule of Scope. In such case, if work A is involved, Party B shall accept in advance that the expenses for work B may be paid in advance in the manner designated by Party A on condition of adjustment after completion of the work.

(Scope  of  Maintenance)

Article 11 Scope of repairs and other maintenance for the Property shall be in accordance with the Schedule of Scope. However, Party B shall be responsible for the maintenance and repairs (including repainting) for partition walls which divide the Property from the others including ceiling, wall, floor, glass screen, door, blind and shutter even though they fall under work A except cases for which the cause is attributable to Party A, replacement of light bulbs and other maintenance and repairs which are required due to reasons attributable to Party B.

(Scope  of  Assets)

Article 12 For the scope of ownership of fixtures and other assets added to the Property, work A shall belong to Party A and work B and C shall belong to Party B. However, for Party B's asset which is difficult to be separated from Party A's asset or separating it from Party A's asset may affect Party A's asset, Party B shall relinquish the property right when requested by Party A in accordance with the provision in sub-clause 1 of Article 21 hereof at the termination of this Agreement and it shall belong to Party A. In this case, Party B shall not demand any money from Party A for such asset.

          2. Tax and public charges on Party B's assets as provided for in the preceding sub-clause shall be borne by Party B.

(Maintenance  and  Management)

Article 13 Party B must use the Property and the common area of the Building with the care of a good manager.


          2. Party B shall at its own responsibility and expense insure Party B's assets in relation to the Property (including the movable property within the Property) with the kind of non-life insurance coverage which has adequate compensation.

(Acts  Which  Are  Prohibited)

Article  14     Party  B  shall  not  commit  any  of  the  following  acts:
               (1) Irrespective of reasons, transfer the right to rent the Property or let any third party use the Property or pledge as security.

               (2) Sub-let all or part of the Property unless it is sub-let to a related company of Party B with prior written approval of Party A.
               (3) Bring in hazardous goods or similar goods to the Building or within the Building site.
               (4) Commit any act that may cause damage to the facilities in the Building, inside the Building or within the Building site.
               (5)  Display a signboard of Party B or any other advertisement at locations  other  than  those  designated  by  Party  A.
               (6)  Other than each of the foregoing sub-clauses, commit any act which may harm the safety, tranquility and dignity of the Building or any act which may cause trouble or nuisance to other tenants or third parties.

(Compensation  for  Damage)

Article 15 In the event that Party B, agent, servant, contractor or other related person of Party B deliberately or negligently cause damage to Party A or other tenants or third parties, Party B shall forthwith give notice to Party A to that effect and shall compensate for any and all damages.

(Indemnity)

Article 16 Party A shall not be liable to compensate for any damage suffered by Party B which is caused due to reasons which are not attributable to Party A including the acts of God, malfunction of equipment, accident and theft.

          2. Party A shall not be liable to compensate for any damage suffered by Party B under any circumstance which is caused by the act or omission of other tenants or third parties.

          3. Party A shall not be liable for any insufficiency of the various services or suspension or limitation of usage of the common area or a part of the Property which is caused by the work of inspection, repair or alteration of the Building carried out by Party A based on proper reason.


(Entering  and  Inspection)

Article 17 Party A or its servant or contractor may, with prior notice to Party B, enter and inspect the Property and take appropriate measures when it is necessary to do so for the preservation of the Building, prevention of crime, prevention of disaster and


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
               management of the Building. However, Party A may enter the Property without notice to Party B and take necessary measures in the event of urgency or emergency and shall forthwith notify Party B after the fact.

          2. In the event of the preceding sub-clause, Party B must give cooperation to the measures taken by Party A.


(Termination)

Article  18     In  the  event  that Party A or Party B wishes to terminate this
               Agreement during the term of the lease, Party A or Party B must give six month's advance written notice to the other party. In this case, this Agreement shall be terminated at the expiry of such prior notice. However, Party B may terminate this Agreement immediately by paying the sum that is equivalent to six month's rent in lieu of prior notice as aforesaid.

          2. In the event of the preceding sub-clause, Party B must pay separately the sum that is equivalent to six month's rent if Party B terminates this Agreement between the commencement of the lease and March 31, 2003.


(Annulment  of  Agreement)

Article 19 Party A may, without any formalities whatsoever including notice, annul this Agreement in the event that Party B falls under any one of the followings:

               (1) Failure to pay rent, management fee or utility charges for more than three months.
               (2) Breach of Article 2, Article 10, Article 14 or any one of the articles of this Agreement or any pertinent contracts, regulations or other agreements between Party A and Party B.
               (3)  Failure  to  use whole or part of the Property for more than two  months  consecutively  without  proper  reasons.
               (4)  Liquidation  or  merger  without  prior  notice  with  other corporate  body.
               (5) Petition for bankruptcy, civil reconstruction, company rehabilitation or liquidation is filed or falls under the status of suspension of payment or insolvency.


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
               (6) Other than each of the foregoing, fiduciary relation between Party A and Party B is lost and continuation of this Agreement is found to be difficult.


          2. In the event that this Agreement is annulled under the preceding sub-clause, Party B must pay a penalty that is equivalent to six month's rent. However, this shall not prevent Party A from demanding compensation from Party B in the event that sub-clause 4 of Article 21 hereof applies or Party A suffers damage which exceeds the penalty.

(Termination  of  Agreement  by  Force  Majeure)

Article 20 In the event that part of the Property becomes unusable due to reasons which are not attributable to neither Party A or Party B including the acts of God, this Agreement will lose its validity regarding such portion. Similarly, this Agreement will lose its validity in the event that the whole of the Property becomes unusable due to the same reasons as above.


(Reinstatement,  etc.)

Article 21 In the event of termination of this Agreement, Party B shall, at the time of the termination of this Agreement, repay any and all obligations to Party A, remove fixtures, equipment and other Party B's assets which have been added or installed in the Property, remove and deliver up Party A's assets which have been installed by Party A at the request of Party B, repair damages on appurtenant fittings and fixtures and deliver up the Property after reinstating it to the state of work A (hereinafter referred to the "Original State") and all the expenses required for the above shall be borne by Party B. In this case, if Party A makes the request, Party B shall follow Party A's instruction and Party B shall accept in advance that Party B may deliver up the whole or part of the Property in the state of the termination of this Agreement.

          2. In the event that Party B fails to take measures to reinstate to the Original State as provided for in the preceding sub-clause, Party A may do so at Party B's expense on behalf of Party B and Party B may not raise any objection.

          3. In the event that Party B leaves behind any articles inside the Property after it vacates the Property, Party B's property right of such articles shall be deemed waived and Party A may, at its own discretion, remove and dispose of such articles. However, any expenses incurred from the removal and disposal of such articles shall be borne by Party B.


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
          4. In the event that Party B fails to deliver up the Property at the time of termination of this Agreement, Party B must pay a penalty which is equivalent to double the rent and management fee and utility charges for the priod from the following day of the termination of this Agreement to the date of completion of delivering up the Property. In the event that Party A suffers any damage due to the delay in delivering up the Property, Party B must compensate for such damage to Party A.

(Exclusion  of  Purchase  of  Fixtures,  etc.)

Article 22 Party B shall not, in delivering up the Property, demand any refund for expenditure or benefits which were expensed or any payment for removal fee, compensation for removal or compensation from Party A irrespective of reason and may not demand that Party A purchases the fixtures or equipment installed in the Property.

(Building  Management  Rules,  etc.)

Article 23 Party B must abide by the building management rules provided for by Party A and other miscellaneous rules in using the Property.


(Confidentiality  Obligation)

Article 24 Party A and Party B shall not, without good reason, disclose the information that they are able to obtain in relation to this Agreement to any third party unless requested to disclose for tax investigation or by law or after approval of the other party is obtained.

(Consumption  Tax,  etc.)

Article 25 Consumption tax, etc. which are imposed on the rent of the Property, management fee and other fees which should be paid by Party B shall be borne by Party B and Party B shall pay together with the rent, etc. to Party A.


(Preparation  of  Notarized  Deed)

Article 26 Party A shall, at any time requested by Party A, agree to prepare the Notarized Deed with Consent for Execution Provision for each article of this Agreement by commissioning the notary public at Party B's expense.

(Consent  for  Jurisdiction)

Article 27 In the event that any dispute arises between Party A and Party B regarding this Agreement, Party A and Party B shall agree in advance that the jurisdiction shall be the Osaka District Court.

(Governing  Law)

Article 28 The governing law of this Agreement shall be the laws of Japan.

(Principle  of  Good  Faith)

Article 29 Any matters which are not provided for in this Agreement or any doubt arises in the interpretation of any article of this Agreement, Party A and Party B shall consult with each other and decide in good faith.


In witness thereof, this Agreement is prepared in duplicate and Party A and Party B shall put their names and seal and keep one copy each.

October  31,  2001

          Party  A     No.2-3, Namba  2-chome, Chuo-ku, Osaka
                       Kintetsu Properties Co.,  Ltd.
                       President     Otomo Shigezo

          Party  B     Nikko Shibuya Nanpeidai  ldg.,  2/F
                       No.2-17  Nanpeidai-cho, Shibuya-ku, Tokyo
                       Vsource  (Japan)  Ltd.
                       President     Futamura Shunichiro


Kintetsu Namba Building Schedule of Scope of Works  (Office)


              Scope/Illegible       Party A                  Party                       B             Reference
              --------------------  -----------------------  --------------------------  ------------
Works                               Work A                   Work B                      Work C
------------  --------------------  -----------------------  --------------------------  ------------  ---------------------------
                                                                                         All works
                                                                                         other than
Construction  Floor                 Tile carpet                                       -  work A        OA floor-H="
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
 Works                              Soft wooden                                       -  -ditto-
              Wooden sheet          sheet
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
                                    Plaster board                                     -  -ditto-
              Wall/Floor            with EP paint
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
                                    System ceiling                                    -  -ditto-       Ceiling height=2700
                                    (Soundabsorption board)                                               (Standard floor)
                                                                                                       Ceilingheight=2900
              Ceiling                                                                                     (2/F to 3/F)
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Blind                 Blind                                             -  -ditto-
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Work for Signage      Common sign board                                 -  -ditto-
------------  --------------------  -----------------------  --------------------------  ------------  ---------------------------
                                                             Power trunk line            All works
                                    All works under          which exceeds               other than    Average luminosity 700 Lx
Fitting       Lighting/socket       standard design          Standard capacity           work A and B  Socket capacity 50Va/
------------  --------------------  -----------------------  --------------------------  ------------  ---------------------------
Works         Power                 Up to power board        -ditto-                     -ditto-       12Va/
                                    within EPS
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Telephone/            Up to terminal board                              -  All works
              Telecommunication     within EPS                                           other than
                                                                                         work A
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              TV wiring             -ditto-                                           -  -ditto-       CATV
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
                                                             Including - cut relay       All works     Individual contract
                                                             - & control                 other than    w/Broadnet Cable Service
              Cable broadcasting    -ditto-                  wiring                      work A and B  Co., Ltd.
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Air conditioning      All works under                                   -  All works
                                    the standard                                         other than
                                    design                                               work A
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Smoke Extraction      -ditto-                  Additional/alterationworks             -
                                                             other than work A
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Sprinkler             -ditto-                  -ditto-                                -
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Emergency light       -ditto-                  -ditto-                                -
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Guiding light         -ditto-                  -ditto-                                -
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Emergency public      -ditto-                  -ditto-                                -
              address
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Fire alarm detection  -ditto-                  -ditto                   -             -
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Fire hydrant          All works                                         -             -
              --------------------  -----------------------  --------------------------  ------------  ---------------------------
              Security equipment    All works under                                   -  All works     Designated number of cards
                                    the standard design                                  other than    issued by Party A
                                                                                         work A
              --------------------  -----------------------  --------------------------  ------------  ---------------------------

Work  A:  Designed,  constructed and administered by Party A at its own expense.
Work  B:  Designed,  constructed and administered by Party B at its own expense.
Work C: Designed, constructed and administered by the contractor designated by Party A at Party B's expense.
          *After  installation  of  partition  wall  by  Party  A.
          In order to secure 2-direction evacuation, -illegible- (with emergency lock) may be installed.


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